SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS Floating Rate Fund DWS Global Inflation Fund DWS Unconstrained Income Fund DWS Unconstrained Income VIP

The following changes are effective on or about May 31, 2013:

QS Investors, LLC (”QS Investors”) will no longer serve as subadvisor to each fund. All references to QS Investors are hereby deleted.

All disclosure and references in each fund’s prospectus to the ”Global Tactical Asset Allocation Overlay Strategy,” ”GTAA,” ”GTAA strategy” or ”GTAA risk” are hereby deleted.

Please Retain This Supplement for Future Reference

April 25, 2013
PROSTKR-235